                                                                    EXHIBIT 10.5
                               TABLE OF CONTENTS

ARTICLE 1.00  DEFINITIONS......................................................1

ARTICLE 2.00 GRANT OF LEASE....................................................3

ARTICLE 3.00  TERM AND POSSESSION..............................................3

ARTICLE 4.00  RENT AND OCCUPANCY COSTS.........................................5

ARTICLE. 5.00  USE OF PREMISES.................................................7

ARTICLE 6.00 SERVICES, MAINTENANCE, REPAIR, AND ALTERATIONS BY LESSOR..........7

ARTICLE 7.00  MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY
LESSEE........................................................................10

ARTICLE 8.00  TAXES...........................................................12

ARTICLE 9.00  INSURANCE.......................................................13

ARTICLE 10.00  INJURY TO PERSON OR PROPERTY...................................14

ARTICLE 11.00  ASSIGNMENT AND SUBLETTING......................................14

ARTICLE 12.00  SURRENDER......................................................17

ARTICLE 13.00  HOLDING OVER...................................................18

ARTICLE 14.00  RULES AND REGULATIONS..........................................19

ARTICLE 15.00  EMINENT DOMAIN.................................................19

ARTICLE 16.00  DAMAGE BY FIRE OR OTHER CASUALTY...............................20

ARTICLE 17.00  TRANSFERS BY LESSOR............................................22

ARTICLE 18.00  NOTICES, ACKNOWLEDGMENTS, AUTHORITIES FOR ACTION...............23

ARTICLE 19.00  DEFAULT........................................................24

ARTICLE 20.00  MISCELLANEOUS..................................................27

EXHIBIT "B"...................................................................30

  SECTION 1.00  WORDS AND PHRASES.............................................30
  SECTION 2.00  DETERMINATION OF OCCUPANCY COSTS..............................31
  SECTION 3.00  LOADING AND UNLOADING.........................................32

EXHIBIT "C" RULES AND REGULATIONS.............................................33

EXHIBIT "D"  SUPPLEMENTAL TERMS AND CONDITIONS................................36

  ARTICLE 21.00  COST OF LIVING ADJUSTMENTS...................................36
  ARTICLE 22.00  FIRST MONTH'S RENT AND SECURITY DEPOSIT......................37
  ARTICLE 23.00  MAINTENANCE, REPAIR, REPLACEMENT - ADDITIONAL PROVISIONS.....37
  ARTICLE 24.00  LATE CHARGES.................................................37
  ARTICLE 25.00  TENANT IMPROVEMENTS..........................................38
  ARTICLE 26.00  OPINION TO EXTEND THE LEASE TERM.............................38
  ARTICLE 27.00  OPTION ON HI AND H2 BUILDING.................................38
  ARTICLE 28.00  PARKING......................................................39
  ARTICLE 29.00  BROKERS......................................................39
  ARTICLE 30.00  NETWORK CABLE................................................39
  ARTICLE 31.00  ARBITRATION OF DISPUTES......................................40

EXHIBIT "E" TENANT ESTOPPEL, ATTORNMENT AND NONDISTURBANCE
AGREEMENT.....................................................................43

ESTOPPEL EXHIBIT "A"..........................................................49

ESTOPPEL EXHIBIT "B"..........................................................50

ESTOPPEL EXHIBIT "C"..........................................................51

                             OXFORD BUSINESS PARK

                             LEASE OF OFFICE SPACE

                           Date:  February 24, 1998


BETWEEN:                       OXFORD BUSINESS PARK                         ("LESSOR")
(address)                      2001 Union Street, Suite 300
                               San Francisco, CA 94123

AND:                           RAMP NETWORKS, INC.                          ("LESSEE")
(address)                      3100 DE LA CRUZ BOULEVARD
                               SANTA CLARA, CA 95054

FOR PREMISES IN:               The entire building, consisting of three floors, located at:
                               3100 DE LA CRUZ BOULEVARD
                               SANTA CLARA, CA 95054


--------------------------------------------------------------------------------
               THIS LEASE SUPERCEDES AND SHALL PREVAIL OVER ANY
               AND ALL DISCUSSIONS OR DOCUMENTS INCLUDING THE
               MEMORANDUM OF UNDERSTANDING DATED JANUARY 23, 1998.
--------------------------------------------------------------------------------


LESSOR AND LESSEE, in consideration of the covenants herein contained, hereby agree as follows:



                           ARTICLE 1.00  DEFINITIONS

1.01  Definitions  In this Lease:

       (a) "Annual Rent" means the amount payable by LESSEE to LESSOR in respect of each year of the Term under Article 4.01.

       (b) "Article" means an article of this Lease.

       (c) "Commencement Date" means the first day of the Term.

       (d) "Exhibit A" means the plan(s) attached hereto as Exhibit A.

       (e) "Exhibit B" means the provisions relating to Occupancy Costs and other matters attached hereto as Exhibit B.

       (f) "Exhibit C" means the Rules and Regulations attached hereto as Exhibit C.

       (g) "Fiscal Year" means a twelve-month period (all or part of which falls within the Term) from time to time determined by LESSOR with concurrence of the appropriate taxation authorities, at the end of which LESSOR'S books are balanced for auditing and/or taxation purposes.

       (h) "Lease" means this lease, Exhibits A, B, C, D and (if attached) E to this lease, and every properly executed instrument which by its terms amends, modifies, or supplements this lease.

       (i) "Occupancy Costs" means amounts payable by LESSEE to LESSOR under
           Article 4.02.

       (j) "Other Charges" means amounts payable to LESSOR under Article 4.03.

       (k) "Premises" means 42,097.50 rentable square feet, more or less, of the entire facility located at 3100 De La Cruz Boulevard, consisting of three floors of this Building (see Exhibit A), and as delineated below. The building at 3100 De La Cruz Boulevard is scheduled to have a beige stucco exterior with red brick detail and a red tile roof. The area surrounding the building will be landscaped, in the Oxford Business Park's standard fashion. The building lobby will have a brick or granite floor with a border of carpet. In addition, the building will contain an elevator.

                                                RENTABLE SQUARE
BUILDING ADDRESS                                FEET PER FLOOR        % BUILDING
----------------                                --------------        ----------
3100 De La Cruz Boulevard, 1st Floor              13,893.50             33.00%
3100 De La Cruz Boulevard, 2nd floor              13,825.00             32.84%
3100 De La Cruz Boulevard, 3rd floor              14,379.00             34.16%
                                                  ---------            ------
                                                  42,097.50            100.00%
                                                  ---------            ------

       (1) "Rent" means the aggregate of all amounts payable by LESSEE to LESSOR under Articles 4.01, 4.02, and 4.03.

       (m) "Term" means the period of time set out in Article 3.01.

                          ARTICLE 2.00 GRANT OF LEASE

2.01 Grant LESSOR hereby demises and leases the Premises to LESSEE, and LESSEE hereby leases and accepts the Premises from LESSOR, to have and to hold during the Term, subject to the terms and conditions of this Lease.

2.01 Quiet Enjoyment LESSOR shall warrant and defend LESSEE in the quiet enjoyment and possession of the Premises during the Term, subject to the terms and conditions of this Lease.

2.03 Covenants of LESSOR and LESSEE LESSOR covenants to observe and perform all of the terms and conditions to be observed and performed by LESSOR under this Lease. LESSEE covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by LESSEE under this Lease.

                       ARTICLE 3.00  TERM AND POSSESSION

3.01  Term  Notwithstanding Articles 3.02 and 3.03, the term of this Lease shall be Six (6) Years. The commencement date of the lease term will be the date when Ramp Networks, Inc. begins occupancy of one floor and/or a portion of another floor, but the lease term will begin no later than August 1, 1998.

       Rent will be pro-rated based on the portion of the building being occupied. The building will be deemed ready for occupancy when Oxford Park Associates and Ramp Networks, Inc. based on a walk through of the building, agree that all LESSEE improvements have been substantially completed and the building is in a state suitable for Ramp Networks, Inc.'s normal business activities, and Lessee shall not unreasonably withhold its consent regarding the building's substantial readiness for Lessee's occupancy. The Date of Occupancy will be no later than ten (10) business days following the date both parties agree that the building is suitable for occupancy, which state both parties agree the building is substantially ready for occupancy.

            It is understood and agreed that if Lessor's ability to deliver possession by the date as set forth in this Article 3.00 is delayed as a result of any of the following causes, the date for delivery shall be postponed without penalty to Lessor for a period of time equivalent to the period caused by such delay:

A)  acts or default of any Tenant, its agent or employees,
B) "Acts of God", public enemy and fires which Lessor could not reasonably have foreseen or guarded against,
C) any strikes, boycotts, or like obstructive actions by employees or labor organizations and which are beyond the control of Lessor and which cannot be unreasonably overcome,

D) unanticipated delays by City, Government and quasi-governmental authorities having jurisdiction,
E) restrictive regulations by Federal Government which are enforced in connection with a national emergency,
F)  inability to procure labor or materials,
G) or any other causes beyond the reasonable control of Lessor, whether similar to the matters herein specifically enumerated or not.
H)  Inclement Weather Provision:  The time schedule outlined in this lease
    ---------------------------
    serves as a guideline and is extended by one (1) business day (Monday through Friday less any holiday) for each business day (Monday-Friday less holiday) that inclement weather precludes outdoor work activity and/or receipt of occupancy certificate.

However, all such dates may be extended for sixty (60) day Periods in the event
-------------------------------------------------------------------------------
of inclement weather or other unanticipated events including city government or
-------------------------------------------------------------------------------
quasi-governmental agency delays.
---------------------------------

OCCUPANCY SCHEDULE
------------------

   Occupancy of Third Floor:
   ------------------------
   No later than July 1, 1998

   Occupancy of Second Floor:
   -------------------------
   One-half of Second Floor by July 1, 1998
   Second Half of Second Floor by August 1, 1998

   Occupancy of First Floor
   ------------------------
   No later than September 1, 1998

   The building will be deemed ready for occupancy when Oxford Park Associates and Ramp Networks, Inc. based on a walk through of the building, agree that all LESSEE improvements have been substantially completed and the building is in a state suitable for Ramp Networks, Inc.'s normal business activities, and Lessee shall not unreasonably withhold its consent regarding the building's substantial readiness for Lessee's occupancy. The Date of Occupancy will be no later than ten (10) business days following the date both parties agree that the building is suitable for occupancy.

   Notwithstanding the above, Oxford Park Associates will allow Ramp Networks, Inc. to have access to the building as soon as is reasonably practical, but no later than May 1, 1998 to install telephone lines, network wiring and other Ramp Networks, Inc. provided infrastructure as is agreed upon by the parties. Any Ramp Networks, Inc. subcontractors will coordinate with Oxford's General Contractor for any and all tenant work prior to the tenant being given possession of their three (3) floors.

   Current lease: Oxford Park Associates will renew Ramp Networks, Inc.'s current leases for 3160, 3170, 3180 De La Cruz Boulevard by May 1, 1998. Said renewal will continue as necessary until Ramp Networks, Inc. occupies their new premises at 3100 De La Cruz Boulevard.

3.02 Early Occupancy If LESSEE begins to conduct business in all or any portion of the Premises before the Commencement Date, LESSEE shall pay to LESSOR on the Commencement Date a rental in respect thereof for the period from the date LESSEE begins to conduct business therein to the Commencement Date, which rental shall be that proportion of Rent for one calendar year which the number of days in such period bears to 365. Except where clearly inappropriate, the provisions of this Lease shall be applicable during such period. Rent shall be pro-rated based on the portion of the building suitable for occupancy beginning ten (10) days after Lessee and Lessor agree the space is suitable for occupancy, or on the day occupancy occurs, which ever is sooner.

3.03 Delayed Possession If two floors of the building are not ready for Ramp Networks, Inc.'s occupancy by September 30, 1998, Ramp Networks, Inc. will have the right but not the obligation to terminate this lease of Office Space without liability.

3.04 Acceptance of Premises Taking possession of all or any portion of the Premises by LESSEE shall be conclusive evidence as against LESSEE that the Premises or such portion thereof are in satisfactory condition on the date of taking possession, subject only to latent defects and deficiencies (if any) listed in writing in a notice delivered by LESSEE to LESSOR not more than twenty (20) days after the later of the date of taking possession and/or the Commencement Date.

                    ARTICLE 4.00  RENT AND OCCUPANCY COSTS

4.01 Annual Rent The rent is $2.10 per rentable square foot per month. LESSEE shall pay to LESSOR as Annual Rent for the Premises the sum of ONE MILLION AND SIXTY THOUSAND EIGHT HUNDRED AND FIFTY SEVEN AND NO/l00 ($1,060,857.00) DOLLARS in respect of each year of the Term, payable in advance and without notice in monthly installments of EIGHTY EIGHT THOUSAND FOUR HUNDRED AND FOUR AND 75/100 ($88,404.75) DOLLARS each on the Commencement Date and on the first day of each calendar month thereafter during the Term, provided that the amount of Annual Rent payable hereunder shall be adjusted at the times and in the manner provided in Article 21.00 of Exhibit D.

       RENT SCHEDULE FOR ENTIRE BUILDING AT 3100 DE LA CRUZ BOULEVARD OVER SIX
       -----------------------------------------------------------------------
       YEAR TERM YEAR
       --------------

        YEAR                         MONTHLY RENT             ANNUAL RENT
        ----                         ------------             -----------
        1                            $ 88,404.75              $1,060,857.00
        2                            $ 93,709.03              $1,124,508.42
        3                            $ 99,331.57              $1,191,978.84
        4                            $105,291.46              $1,263,497.52
        5                            $111,608.94              $1,339,307.28
        6                            $118,305.47              $1,419,665.71

       RENT SCHEDULE FOR EACH FLOOR OF BUILDING 3100 DE LA CRUZ BOULEVARD.
       --------------------------------------------------------------------
       DURING FIRST YEAR OF TERM ONLY.  THE RATES FOR THE FOLLOWING FIVE YEARS
       -----------------------------------------------------------------------
       SHALL BE ADJUSTED PER ARTICLE 21.00, EXHIBIT D.
       ------------------------------------------------

                   RENTABLE               % OF BLG           MONTHLY RENT              ANNUAL RENT
FLOOR              SQUARE FEET            at 3100            PER FLOOR YR. ONE         PER FLOOR YR. ONE
-----              -----------            -------            -----------------         -----------------
1ST                13,893.50              33.00%             $29,173.57                $  350,082.81
2ND                13,825.00              32.84%             $29,032.12                $  348,385.44
3RD                14,379.00              34.16%             $30.199.06                $  362,388.75
                   ---------              ------             ----------                -------------
                   42,097.50              100.00%            $88.404.75                $1,060,857.00
                   ---------              ------             ----------                -------------

4.02   Occupancy Costs

4.03 Other Charges LESSEE shall pay to LESSOR, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by LESSOR, all amounts (other than that payable under Articles 4.01 and 4.02) which are payable by LESSEE to LESSOR under this Lease. Such other charges, for example would include repairs to premises caused through LESSEE neglect, a LESSEE request to change a lock, new and extra building keys, kitchen damage caused through LESSEE breach, and other such charges.

4.04 Payment of Rent - General All amounts payable by LESSEE to LESSOR under this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and LESSOR shall have all rights against LESSEE for default in any such payment as in the case of arrears of rent. Rent shall be paid to LESSOR, without deduction or set-off, in legal tender of the jurisdiction in which the Building is located, at the address of LESSOR as set forth in the beginning of this Lease, or to such other person or at such other address as LESSOR may from time to time designate in writing. LESSEE'S obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

4.05 Annual Rent - Early Termination If the Term ends on a day other than the last day of a calendar month, the installment of Annual Rent payable on the first day of the last calendar month of the Term shall be that proportion of the Annual Rent which the number of days from the first day of such last calendar month to the last day of the Term bears to 365.

4.06  Payment - Occupancy Costs  ARTICLE 21.00 OF EXHIBIT D.


                         ARTICLE. 5.00  USE OF PREMISES

5.01 Use The Premises shall be used and occupied only for the general business use of its computer/networking hardware/software company for the business of LESSEE as initially conducted in the Premises, or for such other purpose as LESSOR may specifically authorize in writing.

5.02 Compliance with Laws The Premises shall be used and occupied in a safe, careful and proper manner so as not to contravene any present or future governmental or quasi-governmental laws in force or regulations or orders. If due solely to LESSEE'S use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, LESSEE shall pay the entire cost thereof.

5.03 Abandonment LESSEE shall not vacate or abandon the Premises at any time during the Term without LESSOR'S written consent.

5.04 Nuisance LESSEE shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise.

               ARTICLE 6.00 SERVICES, MAINTENANCE, REPAIR, AND
                             ALTERATIONS BY LESSOR

6.01 Operation of Building During the Term LESSOR shall operate and maintain the Building in accordance with all applicable laws and regulations and with standards from time to time prevailing for first-class office buildings in the area in which the Building is located and, subject to participation by LESSEE by payment of Occupancy Costs under Article 4.02, shall provide the services set out in Article 6.02 and 6.03.

6.02  Services to Premises LESSOR shall provide in the Premises:

       (a) heat, ventilation and cooling as required for the comfortable use and occupancy of the Premises during normal business hours,

       (b) janitor services, including exterior window washing, as reasonably required to keep the Premises in a clean and wholesome condition, provided that LESSEE shall leave the Premises in a reasonably tidy condition at the end of each business day,

            RAMP NETWORKS, INC. MAY ELECT TO ENGAGE JANITORIAL SERVICE DIRECTLY AT ANY TIME UPON THIRTY (30) DAYS' WRITTEN NOTICE TO OXFORD PARK ASSOCIATES. IF RAMP NETWORKS, INC. MAKES THIS ELECTION, OXFORD WILL REDUCE THE FULL SERVICE RENT BY THE AMOUNT OF OXFORD PARK ASSOCIATES COST OF JANITORIAL SERVICES.

       (c) electric power for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other LESSEES in the Park),

       (d) replacement of Building Standard fluorescent tubes, light bulbs and ballasts as required from time to time as a result of normal usage, and

       (e) maintenance, repair, and replacement as set out in Article 6.04.

6.03  Building Services LESSOR shall provide in the Building:

       (a) domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building,

       (b) access to and egress from the Premises, including elevator or escalator service if included in the Building,

       (c) heat, ventilation, cooling, lighting, electric power, domestic running water, and janitor service in those areas of the Building from time to time designated by LESSOR for use during normal business hours by LESSEE in common with all LESSEES and other persons in the Building but under the exclusive control of the LESSOR,

       (d) a general directory board on which LESSEE shall be entitled to have its name shown, provided that LESSOR shall have exclusive control thereof and of the space thereon to be allocated to each LESSEE, and

       (e) maintenance, repair, and replacement as set out in Article 6.04.

6.04 Maintenance, Repair, and Replacement LESSOR shall operate, maintain, repair and replace the systems, facilities, and equipment necessary for the proper operation of the Building and for provision of LESSOR'S services under Article 6.02 and 6.03 (except as such may be installed by or be the property of LESSEE), and shall be responsible for and shall expeditiously maintain and repair the foundations, structure, and roof of the Building and repair damage to the Building which LESSOR is obligated to insure against under Article 9.00, provided that

       (a) if all or part of such systems, facilities, and equipment are destroyed, damaged or impaired, LESSOR shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances,

       (b) LESSOR may temporarily discontinue such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of LESSOR,

       (c) LESSOR shall use reasonable diligence in carrying out its obligations under this Article 6.04, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so.

       (d) no reduction or discontinuance of such services under this Article
           6.04 (a) or (b) shall be construed as an eviction of LESSEE or (except as specifically provided in this Lease) release LESSEE from any obligation of LESSEE under this Lease, and

       (e) nothing contained herein shall derogate from the provisions of
           Article 16.00.

6.05  Additional Services

       (a) If from time to time requested in writing by LESSEE and to the extent that it is reasonably able to do so, LESSOR shall provide in the Premises services in addition to those set out in Article 6.02, provided that LESSEE shall within ten days of receipt of any invoice for any such additional service pay LESSOR therefore at such reasonable rates as LESSOR may from time to time establish.

       (b) LESSEE shall not without LESSOR'S written consent install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. LESSOR may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in LESSOR'S reasonable opinion be required to maintain proper temperature levels, and LESSEE shall pay LESSOR within ten days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.

       (c) If LESSOR shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other LESSEES, LESSOR may separately charge LESSEE for the excess costs attributable to such disproportionate use. At LESSOR'S request, LESSEE shall install and maintain at LESSEE'S expense, metering devices for checking the use of any such utility or service in the Premises.

6.06  Alterations by LESSOR:  LESSOR may from time to time

       (a) make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building.

       (b) make changes in or additions to any part of the Building not in or forming part of the Premises, and

       (c) change or alter the location of those areas of the Building from time to time designated by LESSOR for use during normal business hours by LESSEE in common with all LESSEES and other persons in the Building but under the exclusive control of LESSOR.

       provided that in doing so LESSOR shall not disturb or interfere with LESSEE'S use of the Premises and operation of its business any more than is reasonably necessary in the circumstances and shall repair any damage to the Premises caused thereby.

6.07 Access by LESSOR LESSEE shall permit LESSOR to enter the Premises outside normal business hours, and during normal business hours where such will not unreasonably disturb or interfere with LESSEE'S use of the Premises and operation of its business, to examine, inspect, and show the Premises to persons wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as LESSOR may deem necessary for the safety, improvement or preservation of the Premises or the Building. LESSOR shall whenever possible consult with or give reasonable notice to LESSEE prior to such entry, but no such entry shall constitute an eviction or entitle LESSEE to any abatement of Rent.

6.08 Energy, Conservation, and Security Policies LESSOR shall be deemed to have observed and performed the terms and conditions to be performed by LESSOR under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

   ARTICLE 7.00  MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY LESSEE

7.01 Condition of Premises Except to the extent that LESSOR is specifically responsible therefore under this Lease, LESSEE shall maintain the Premises and all improvements therein in good order and condition, including

       (a) repainting and redecorating the Premises and cleaning window coverings, interior windows and carpets at reasonable intervals as needed, and

       (b) making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction.

7.02 Failure to Maintain Premises If LESSEE fails to perform any obligation under Article 7.01, then on not less than ten days' notice to LESSEE LESSOR may enter the Premises and perform such obligation without liability to LESSEE for any loss or damage to LESSEE thereby incurred, and LESSEE shall pay LESSOR for the cost thereof, plus 20% of such cost for overhead and supervision, within ten days of receipt of LESSOR'S invoice therefor.

7.03 Alterations by LESSEE: LESSEE may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall

       (a) comply with the requirements of any governmental or quasi-governmental authority having jurisdiction,

       (b) be made only with the prior written consent of LESSOR,

       (c) equal or exceed the then current standard for Building, and

       (d) be carried out only by persons selected by LESSEE and approved in writing by LESSOR, who shall if required by LESSOR deliver to LESSOR before commencement of the work performance and payment bonds as well as proof of worker's compensation and public liability and property damage insurance coverage, with LESSOR named as an additional insured, in amounts, with companies, and in form reasonably satisfactory to LESSOR, which shall remain in effect during the entire period in which the work will be carried out. Any increase in property taxes on or fire or casualty insurance premiums for the Building attributable to such change, addition or improvement shall be borne by LESSEE.

7.04 Trade Fixtures and Personal Property LESSEE may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. If LESSEE is not then in default hereunder, trade fixtures and personal property installed in the Premises by LESSEE may be removed from the Premises

       (a) from time to time in the ordinary course of LESSEE'S business or in the course of reconstruction, renovation, or alteration of the Premises by LESSEE, and

       (b) during a reasonable period prior to the expiration of the Term, provided that LESSEE promptly repairs at its own expense any damage to the Premises resulting from such installation and removal.

7.05 Mechanic Liens LESSEE shall pay before delinquency all costs for work done or caused to be done by LESSEE in the Premises which could result in any lien or encumbrance on LESSOR'S interest in the Land or Building or any part thereof, shall keep the title to the Land or Building and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless LESSOR against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. LESSEE shall immediately notify LESSOR of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Land or Building or any part thereof, and shall cause the same to be removed within five days (or such additional time as LESSOR may consent to in writing), failing which LESSOR may take such action as LESSOR deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by LESSEE to LESSOR.

7.06 Signs Any sign, lettering or design of LESSEE which is visible from the exterior of the Premises shall be at LESSEE'S expense and subject to approval by LESSOR, and shall conform to the uniform pattern of identification signs for LESSEES in the Building as prescribed by LESSOR. Oxford Park Associates will allow Ramp Networks, Inc. at their expense to place a sign on the building facing both Trimble Road and De La Cruz Boulevard, as well as a sign over the main entrance and door of the building with ramp Network's Inc.'s name and logo. Said signage shall be approved by lessor, whose consent shall not be unreasonable withheld. Ramp Networks, Inc. is responsible for obtaining Santa Clara approvals for the signage, and the signage shall have an appearance appropriate to the Park. As soon as this Lease of Office Space is signed, Oxford Park Associates will allow Ramp Networks, Inc. to place a sign on the building, at the expense of Ramp Networks, Inc., subject to the above conditions.

                              ARTICLE 8.00  TAXES

8.01 LESSOR'S Taxes LESSOR shall pay before delinquency every real estate tax, assessment, license fee and other charge, excepting LESSEE'S Taxes under
       Article 8.02, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of the Land or Building.

8.02 LESSEE'S Taxes LESSEE shall pay before delinquency every tax, assessment, license fee, excise and other charge, however described, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of

       (a) operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of LESSEE,

       (b) fixtures or personal property in the Premises which do not belong to the LESSOR, and

       (c) the Rent paid or payable by LESSEE to LESSOR for the Premises or for the use and occupancy of all or any part thereof:

       provided that if LESSOR so elects by notice to LESSEE, LESSEE shall add any amounts payable under this Article 8.02 to the monthly installments of Annual Rent payable under Article 4.01 and LESSOR shall remit such amounts to the appropriate authorities.

8.03 Right to Contest LESSOR and LESSEE shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and other charge which it is responsible to pay under this
       Article 8.00, provided that no contest by LESSEE may involve the possibility of forfeiture, sale or disturbance of LESSOR'S interest in the Premises and that upon the final determination of any contest by LESSEE, LESSEE shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

                            ARTICLE 9.00  INSURANCE

9.01 LESSOR'S Insurance During the Term, LESSOR shall maintain at its own expense (subject to participation by LESSEE by payment of Occupancy Costs under Article 4.02) liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, and other insurance on the Building and all property and interest of LESSOR in the Building with coverage and in amounts not less than those which are from time to time acceptable to a prudent owner in the area in which the Building is located. Policies for such insurance shall waive, to the extent available from LESSOR'S carrier(s), any right of subrogation against LESSEE.

9.02 LESSEE'S Insurance During the Term. LESSEE shall maintain at its own expense

       (a) fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover LESSEE'S improvements and all property in the Premises which is not owned by LESSOR, and

       (b) liability insurance, with LESSOR named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are from time to time acceptable to a prudent LESSEE in the community in which the Building is located, but liability of not less than $1,000,000/$3,000,000.00 and real property damage of $4,000,000.

       Policies for such insurance shall be in a form and with an insurer reasonably acceptable to LESSOR, shall require at least fifteen days' written notice to LESSOR of termination or material alteration during the Term, and shall waive, to the extent available, any right of subrogation against LESSOR. If requested by LESSOR, LESSEE shall from time to time but in no event less than once per calendar year promptly deliver to LESSOR certified copies or other evidence of such policies, and evidence satisfactory to LESSOR that all premiums thereon have been paid and the policies are in full force and effect.

                  ARTICLE 10.00  INJURY TO PERSON OR PROPERTY

10.01 Indemnity by LESSEE: LESSEE shall indemnify and hold harmless LESSOR from and against every demand, claim, cause of action, judgment and expense, and all loss and damage arising from

       (a) any injury or damage to the person or property of LESSEE, any other LESSEE in the Building or to any other person rightfully in the Building, where the injury or damage is caused by negligence or misconduct of LESSEE, its agents, servants, or employees, or of any other person entering upon the Premises under express or implied invitation of LESSEE, or results from the violation of laws or ordinances, governmental orders of any kind or of the provisions of this Lease by any of the foregoing.

       (b) any loss or damage, however caused, to books, records, files, money, securities, negotiable instruments or papers in or about the Premises,

       (c) any loss or damage resulting from interference with or obstruction of deliveries to or from the Premises, and

       (d) any injury or damage not specified above to the person or property of LESSEE, its agents, servants or employees, or any other person entering upon the Premises under express or implied invitation of LESSEE, where the injury or damage is caused by any reason other than the negligence or misconduct of LESSOR, its agents, servants, or employees.

10.02 Subrogation The provisions of this Article 10.00 are subject to the waiver of any right of subrogation against LESSEE in LESSOR'S Insurance under Article 9.01 and to the waiver of any right of subrogation against LESSOR in LESSEE'S Insurance under Article 9.02.

                   ARTICLE 11.00  ASSIGNMENT AND SUBLETTING

       All parties to a sublease at Oxford Business Park acknowledge that Oxford Park Associates as Lessor has leased the entire building located at 3100 De La Cruz

       Boulevard to Ramp Networks, Inc. as the Lessee. As a condition of the Prime Lease, Oxford Park Associates (Lessor) has granted to Ramp Networks, Inc. (Lessee) and only to Ramp Networks, Inc. the right to sublease to others (sublessee(s)) provided that:

              a) all such subleases be approved by the Lessor, Oxford Park Associates
              b) The primary obligation for payment of rent is that of the Lessee, Ramp Networks, Inc.
              c) In the event of default of any portion of the lease by Ramp Networks, Inc. and particularly payment of all present and past due rent, this right of the Lessee Ramp Networks, Inc. to sublease to a subtenant is hereby revoked unless approval is respectfully granted by the Lessor on an individual basis to the subtenant.

       Any and all subleases and assignments Ramp Networks, Inc. enters into shall contain an Addendum as stated below. Secondly, copies of all subleases and assignments shall be forwarded to Lessor within five days of their execution. Ramp Networks, Inc., hereby agrees to furnish Lessor with any additional documentation that may or may not occur in the future, pertaining to the sublease and/or assignment of the premises at 3100 De La Cruz Boulevard.

       LEASE ADDENDUM FOR ANY SUBLEASE AND OR ASSIGNMENT AGREEMENT ENTERED INTO
       ------------------------------------------------------------------------
       BY RAMP NETWORKS INC.  Should Ramp Networks, Inc. default on their Lease
       --------------------
       of Office Space with Lessor Oxford Business Park, any and all of Ramp Networks Inc.'s' rental payments due from Ramp Network, Inc.'s sublessee(s) and/or assignee(s) shall revert to LESSOR as part payment of rent, and LESSOR shall reserve and acquire all rights as their sole LESSOR.

       Said reversion shall require all sublessee(s) and/or assignee(s) to pay their rent directly to Oxford Business Park and not to Ramp Networks, Inc. Should sublessee(s) and assignee(s) be in compliance with the terms and conditions of their respective contracts, and not be in default in rent, Oxford Business Park shall in turn honor their contract until a new contract is executed denoting Oxford Business Park as the sole Lessor. Ramp Networks, Inc. hereby agrees and consents to this agreement, and its signature on pages 31 and 48 indicate full concurrence to said terms and conditions. Ramp Networks, Inc., in the event of its default on its Lease with LESSOR will forfeit its right to collect any and all rent past due, due or due in the future from its former sublessee(s)/assignee(s). Oxford Business Park, in the circumstance of default by Ramp Networks, Inc. shall reserve all rights as LESSOR.

11.01 Assignment LESSEE, with LESSOR'S prior written consent, may assign this Lease. Said Lessor's prior written consent to an assignment shall be only given after each of the following criteria have been satisfied:

          . the prospective assignee's prior tenant history is established, and reflects a positive record for at least five years
          . a credit report has been done, and this credit report is positive-Negative credit is acceptable to neither Lessee Ramp Networks, Inc. nor Lessor, Oxford Business Park
          . the prospective assignee's financial statements, including but not limited to current balance sheet, income statement and their Financial Plan have been reviewed by Lessor

       (a) to an assignee who is a purchaser of all or substantially all of the business of the LESSEE that is conducted in the Premises, a parent or wholly owned subsidiary company of LESSEE, a company which results from the reconstruction, consolidation, amalgamation or merger of LESSEE, or a partnership in which LESSEE (or not less than one-half of the principals thereof) has a substantial interest, or

       (b) subject to Article 11.03, to any other assignee who, in LESSOR'S sole opinion, will not be inconsistent with the character of the Building and its other LESSEES.

11.02 Subleasing Ramp Networks, Inc. will have the right to sublease any part or all parts of the facility during the lease term, subject to LESSEE, with LESSOR'S prior written consent, as detailed in the next paragraph. The sublessee shall be a comparable office LESSEE who operates and maintains a business operation suitable to the Lessor. Oxford Park Associates will have the right to approve the sublessee, with such approval not to be unreasonably withheld. Ramp Networks Inc., also agrees to abide by any current, special lease clauses which bind Lessor and a current Oxford LESSEE. Said special lease clauses mean any and all binding clauses LESSOR and a LESSEE have agreed upon in a lease, such as a non-competition clause with both the UC and on-site cafe. Ramp Networks hereby agrees not to begin any subleasing activity until May 31, 1998. Ramp Networks hereby also agrees not to sublease beyond the current lease term without Lessor's prior approval in writing.

       Said Lessor's prior written consent to subleasing shall be only given after each of the following criteria have been satisfied

          . the prospective sublessees's prior tenant history is established, and reflects a positive record for at least five years
          . a credit report has been done, and this credit report is positive-Negative credit is acceptable to neither Lessee Ramp Networks, Inc. nor Lessor, Oxford Business Park
          . the prospective sublessee's financial statements, including but not limited to current balance sheet, income statement and their Financial Plan have been reviewed by Lessor

11.03 First Offer to LESSOR If LESSEE wishes to assign this Lease (except as set out in Article 11.01(a)) or sublet all or any part of the Premises to a named third party, LESSEE shall first offer in writing to assign or sublet (as the case may be) to LESSOR on the same terms and conditions and for the same Rent as provided in this Lease. Any such first offer shall be deemed to have been rejected unless within ten days of receipt thereof LESSOR delivers written notice of acceptance to LESSEE.

11.04 Limitation Except as specifically provided in this Article 11.00, LESSEE shall not assign or transfer this Lease or any interest therein or in any way part with possession of all or any part of the Premises, or permit all or any part of the Premises to be used or occupied by any other person. Any assignment, transfer or subletting or purported assignment, transfer or subletting except as specifically provided herein shall be null and void and of no force and effect. LESSOR shall not be required to consent to an assignment of this Lease or a sublease of all or part of the Premises by LESSEE to any LESSEE in a building in the same city in which the Building is located and which is owned or managed by LESSOR or any affiliate of LESSOR. The rights and interests of LESSEE under this Lease shall not be assignable by operation of law without LESSOR'S written consent, which consent may be withheld in LESSOR'S absolute discretion.

11.05 LESSEE'S Obligations Continue No assignment, transfer or subletting (or use or occupation of the Premises by any other person) which is permitted under this Article 11.00 shall in any way release or relieve LESSEE of its obligations under this Lease unless such release or relief is specifically granted by LESSOR to LESSEE in writing.

11.06 Subsequent Assignments LESSOR'S consent to an assignment, transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.

                           ARTICLE 12.00  SURRENDER

12.01 Possession Upon the expiration or other termination of the Term, LESSEE shall immediately quit and surrender possession of the Premises in substantially the condition in which LESSEE is required to maintain the Premises excepting only reasonable wear and tear and damage covered by LESSOR'S insurance under Article 9.01. Upon such surrender, all right, title and interest of LESSEE in the Premises shall cease.

12.02 Trade Fixtures, Personal Property and Improvements Subject to LESSEE'S rights under Article 7.04, after the expiration or other termination of the Term all of LESSEE'S trade fixtures, personal property and improvements remaining in the Premises shall be deemed conclusively to have been abandoned by LESSEE and may be appropriated, sold, destroyed or otherwise disposed of by LESSOR without notice or obligation to compensate LESSEE or to account therefor, and LESSEE shall pay to LESSOR on written demand all costs incurred by LESSOR in connection therewith.

12.03 Merger The voluntary or other surrender of this Lease by LESSEE or the cancellation of this Lease by mutual agreement of LESSEE and LESSOR shall not work a merger, and shall at LESSOR'S option terminate all or any subleases and subtenancies or operate as an assignment to LESSOR of all or any subleases or subtenancies. LESSOR'S option hereunder shall be exercised by notice to LESSEE and all known subleases or sublessees in the Premises or any part thereof.

12.04 Payments After Termination No payments of money by LESSEE to LESSOR after the expiration or other termination of the Term or after the giving of any notice (other than a demand for payment of money) by LESSOR to LESSEE, shall reinstate, continue or extend the Term or make ineffective any notice given to LESSEE prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting LESSOR possession of the Premises, LESSOR may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                          ARTICLE 13.00  HOLDING OVER

13.01 Month-to-Month Tenancy If with LESSOR'S written consent LESSEE remains in possession of the Premises after the expiration or other termination of the Term, LESSEE shall be deemed to be occupying the Premises on a month-to-month tenancy only, at a monthly rental equal to the Rent as determined in accordance with Article 4.00 or such other rental as is stated in such written consent, and such month-to-month tenancy may be terminated by LESSOR or LESSEE on the last day of any calendar month by delivery of at least 30 days' advance notice of termination to the other.

13.02 Tenancy at Sufferance If without LESSOR'S written consent LESSEE remains in possession of the Premises after the expiration or other termination of the Term, LESSEE shall be deemed to be occupying the Premises upon a tenancy at sufferance only, at a monthly rental equal to two times the Rent determined in accordance with Article 4.00. Such tenancy at sufferance may be terminated by LESSOR at any time by notice of termination to LESSEE, and by LESSEE on the last day of any calendar month by at least 30 days' advance notice of termination to LESSOR.

13.03 General Any month-to-month tenancy or tenancy at sufferance hereunder shall be subject to all other terms and conditions of this Lease except any right of renewal and nothing contained in this Article 13.00 shall be construed to limit or impair any of LESSOR'S rights of re-entry or eviction or constitute a waiver thereof.

                     ARTICLE 14.00  RULES AND REGULATIONS

14.01 Purpose The Rules and Regulations in Exhibit C have been adopted by LESSOR for the safety, benefit and convenience of all LESSEES and other persons in the Building.

14.02 Observance LESSEE shall at all times comply with, and shall cause its employees, agents, licensees, and invitees to comply with, the Rules and Regulations from time to time in effect.

14.03 Modification  LESSOR may from time to time, for the purposes set out in
       Article 14.01, amend, delete from, or add to the Rules and Regulations, provided that any modification

       (a) shall not be repugnant to any other provision of this Lease.

       (b) shall be reasonable and have general application to all LESSEES in the Building, and

       (c) shall be effective only upon delivery of a copy thereof to LESSEE at the Premises.

14.04 Non-Compliance LESSOR shall use its best efforts to secure compliance by all LESSEES and other persons with the Rules and Regulations from time to time in effect, but shall not be responsible to LESSEE for failure of any person to comply with such Rules and Regulations.

                         ARTICLE 15.00  EMINENT DOMAIN

15.01 Taking of Premises If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (hereinafter called the "date of such taking").

15.02 Partial Taking of Building: If during the Term only part of the Building is taken or purchased as set out in Article 15.01, then

       (a) if in the reasonable opinion of LESSOR substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, LESSOR shall have the right to terminate this Lease by giving the LESSEE at least 30 days' written notice of such termination, and

       (b) if more than one-third of the number of square feet in the Premises is included in such taking or purchase, LESSOR and LESSEE shall each have the right to terminate this Lease by giving the other at least 30 days? written notice thereof.

       If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice, provided, however, that no termination pursuant to notice hereunder may occur later than 60 days after the date of such taking.

15.03 Surrender On any such date of termination under Article 15.01 or 15.02, LESSEE shall immediately surrender to LESSOR the Premises and all interests therein under this Lease. LESSOR may re-enter and take possession of the Premises and remove LESSEE therefrom, and the Rent shall abate on the date of termination, except that if the date of such taking differs from the date of termination, Rent shall abate on the former date in respect of the portion taken. After such termination, and on notice from LESSOR stating the Rent then owing, LESSEE shall forthwith pay LESSOR such Rent.

15.04 Partial Taking of Premises If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the date of such taking. In such event the Rent payable hereunder with respect to such portion so taken shall abate on such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by LESSOR in order to account for the resulting reduction in the number of square feet in the Premises.

15.05 Awards Upon any such taking or purchase, LESSOR shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and LESSEE shall not have nor advance any claim against LESSOR for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give LESSOR any interest in or preclude LESSEE from seeking and recovering on its own account from the condemning authority any award or compensation attributable to the taking or purchase of LESSEE'S improvements, chattels or trade fixtures, or the removal or relocation of its business and effects, or the interruption of its business. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

                ARTICLE 16.00  DAMAGE BY FIRE OR OTHER CASUALTY

16.01 Limited Damage to Premises If all or part of the Premises are rendered unleaseable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to LESSOR and LESSEE, can be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), LESSOR shall forthwith at its own expense repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to LESSOR.

16.02 Major Damage to Premises If all or part of the Premises are rendered unleaseable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to LESSOR and LESSEE, cannot be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), then either LESSOR or LESSEE may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than 10 days after receipt of such Architect's opinion, failing which LESSOR shall forthwith at its own expense repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to LESSOR.

16.03 Abatement If LESSOR is required to repair damage to all or part of the Premises under Article 16.01 or 16.02 the Rent payable by LESSEE hereunder shall be proportionately reduced to the extent that the Premises are thereby rendered unusable by LESSEE in its business, from the date of such casualty until five days after completion by LESSOR of the repairs to the Premises (or the part thereof rendered unleaseable) or until LESSEE again uses the Premises (or the part thereof rendered unloadable) in its business, whichever first occurs.

16.04 Major Damage to Building If all or a substantial part (whether or not including the Premises) of the Building is rendered unleaseable by damage from fire or other casualty to such a material extent that in the reasonable opinion of LESSOR the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, LESSOR may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to LESSEE not more than 60 days after the date of such casualty.

16.05 Limitation on LESSOR'S Liability  Except as specifically provided in this
       Article 16.00, there shall be no reduction of Rent and LESSOR shall have no liability to LESSEE by reason of any injury to or interference with LESSEE'S business or property arising from fire or other casualty, howsoever caused, or from the making or any repairs resulting therefrom in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by LESSEE hereunder shall not be abated, if the damage is caused by any act or omission of LESSEE, its agents, servants, employees or any other person entering upon the Premises under express or implied invitation of LESSEE.

                      ARTICLE 17.00  TRANSFERS BY LESSOR

17.01 Sales, Conveyance and Assignment Nothing in this Lease shall restrict the right of LESSOR to sell, convey, assign or otherwise deal with the Building, subject only to the rights of LESSEE under this Lease.

17.02 Effect of Sale, Conveyance or Assignment A sale, conveyance or assignment of the Building shall operate to release LESSOR from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and LESSEE shall thereafter look solely to LESSOR'S successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and LESSEE shall attorn to LESSOR'S successor in interest thereunder.

17.03 Subordination This Lease is and shall be subject and subordinate in all respects to any and all mortgages and deeds of trust now or hereafter placed on the Building or Land, and to all renewals, modifications, consolidations, replacements and extensions thereof.

17.04 Attornment Subject to Article 17.05, if the interest of LESSOR is transferred to any person (herein called "Purchaser") by reason of foreclosure or other proceedings for enforcement of any such mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, LESSEE shall immediately and automatically attorn to Purchaser.

17.05 Nondisturbance No attornment by LESSEE under Article 17.04 shall be effective unless, before the date of transfer to Purchaser, Purchaser delivers to LESSEE a written undertaking, binding upon Purchaser and enforceable by and for the benefit of LESSEE under applicable law, that this Lease and LESSEE'S rights hereunder shall continue undisturbed while LESSEE is not in default despite such enforcement proceedings and transfer.

17.06 Effect of Attornment Upon attornment under Article 17.04 this Lease shall continue in full force and effect as a direct lease between Purchaser and LESSEE, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be

       (a) liable for any act or omission of LESSOR, or

       (b) subject to any offsets or defenses which LESSEE might have against LESSOR, or

       (c) bound by any prepayment by LESSEE of more than one month's installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by Purchaser or any predecessor in interest except LESSOR.

17.07 Execution of Instruments The subordination and attornment provisions of this Article 17.00 shall be self-operating and except as set out in
       Article 17.05 no further instrument shall be required. Nevertheless LESSEE, on request by and without cost to LESSOR or any successor in interest, shall execute and deliver any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

             ARTICLE 18.00  NOTICES, ACKNOWLEDGMENTS, AUTHORITIES
                                  FOR ACTION

18.01 Notices Any notice from one party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of the party being served, or if mailed by registered or certified mail addressed to LESSEE at the Premises (whether or not LESSEE has departed from, vacated or abandoned the same) or to LESSOR at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, seven days after the date of mailing thereof. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

18.02 Acknowledgments Each of the parties hereto shall at any time and from time to time upon not less than 20 days prior notice from the other execute, acknowledge and deliver a written statement certifying that

       (a) this Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein,

       (b) LESSEE is in possession of the Premises and paying Rent as provided in this Lease,

       (c) the dates (if any) to which Rent is paid in advance, and

       (d) that there are not, to such party's knowledge, any uncured defaults on the part of other party hereunder, or specifying such defaults if any are claimed.

       Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building, or any assignee of any such persons. If LESSEE fails to timely deliver such statement, LESSEE shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by LESSOR, and that there are no uncured defaults in LESSOR'S performance.

18.03 Authorities for Action LESSOR may act in any matter provided for herein by its Property Manager and any other person who shall from time to time be designated by LESSOR by notice to LESSEE. LESSEE shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, be notice to LESSOR, such designation. In the absence of any such designation, the person or persons executing this Lease for LESSEE shall be deemed to be authorized to act on behalf of LESSEE in any matter provided for herein.

                            ARTICLE 19.00  DEFAULT

19.01 Interest and Costs LESSEE shall pay to LESSOR interest at a rate equal to the lesser of 1 1/2% per month, or the maximum rate permitted by applicable law, upon all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied. LESSEE shall indemnify LESSOR against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of LESSEE or upon expiration or earlier termination of the Term of this Lease, or in enforcing any covenant, proviso, or agreement of LESSEE herein contained.

19.02 Right of LESSOR to Perform Covenants All covenants and agreements to be performed by LESSEE under any of the terms of this Lease shall be performed by LESSEE, at LESSEE'S sole cost and expense, and without any abatement of Rent. If LESSEE shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof from LESSOR, LESSOR may (but shall not be obligated so to do) perform such act without waiving or releasing LESSEE from any of its obligations relative thereto. All sums paid or costs incurred by LESSOR in so performing such acts under this Article 19.02, together with interest thereon at the rate set out in Article 19.01 from the date each such payment was made or each such cost incurred by LESSOR, shall be payable by LESSEE to LESSOR on demand.

19.03 Events of Default The following events shall be deemed events of default by LESSEE under this Lease:

       (a) part or all of the Rent hereby reserved is not paid when due, and/or becomes more than 30 days in arrears, or

       (b) the Term or any goods, chattels or equipment of LESSEE is taken or eligible in execution or in attachment or if a writ or execution is issued against LESSEE, or

       (c) LESSEE becomes insolvent or commits an act of bankruptcy or becomes bankrupt or takes the benefit of any statute that may be in force for bankrupt or insolvent debtors or becomes involved in voluntary or involuntary winding-up proceedings or if a receiver shall be appointed for the business, property, affairs or revenues of LESSEE, unless Lessee remains current in their rent as stated in the lease and continues to be so during the term of bankruptcy, or

       (d) LESSEE makes a bulk sale of its goods or moves or commences, attempts or threatens to move its goods, chattels and equipment out of the Premises (other than in the normal course of its business), or

       (e) LESSEE fails to observe, perform and keep each and every of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by LESSEE (other than payment of Rent).

       Any shorter period for cure provided by law notwithstanding, and in lieu thereof, LESSEE may cure any default under Article 19.03 (a) at any time within 5 days after written notice of default is received by LESSEE from LESSOR; and LESSEE may cure any default under Article 19.03 (e), above, within 10 days after written notice of default is received by LESSEE from LESSOR, provided that if such non-monetary default is curable but is of such a nature that the cure cannot be completed within 10 days, LESSEE shall be allowed to cure the default if LESSEE promptly commences the cure upon receipt of the notice and diligently prosecutes the same to completion as promptly as reasonably possible thereafter.

       LESSOR'S notice of default may be accomplished by, and shall not be in addition to, the notice required pursuant to Section 1161 of the California Code of Civil Procedure.

19.04 Remedies upon Default Upon the occurrence of any event of default by LESSEE, LESSOR shall have, in addition to any other remedies available to LESSOR at law or in equity, the option to pursue any one or more of the following remedies (each and all of which shall be cumulative and non-exclusive) without any notice or demand whatsoever:

       (a) Terminate this Lease, in which event LESSEE shall immediately surrender the Premises to LESSOR, and if LESSEE fails to do so, LESSOR may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove LESSEE and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and LESSOR may recover from LESSEE the following:

           (1) the worth at the time of award of any unpaid Rent which has been earned at the time of such termination; plus

           (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such loss of Rent that LESSEE proves could have been reasonable avoided; plus

           (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such loss of Rent that LESSEE proves could have been reasonably avoided; plus

          (4) any other amount necessary to compensate LESSOR for all the detriment proximately caused by LESSEE'S failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new LESSEE, whether for the same or a different use, and any special concessions made to obtain a new LESSEE; and

          (5) at LESSOR'S election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

       The term "Rent" as used in this Article 19.04 (a) shall be deemed to be and to mean all sums of every nature required to be paid by LESSEE pursuant to the terms of this Lease, whether to LESSOR or to others. Any such sums which are based on percentages of income, increased costs or other historical data shall be reasonable estimates or projections computed by LESSOR on the basis of the amounts thereof accruing during the 24-month period immediately prior the default, except that if it becomes necessary to compute such sums before a 24-month period has expired, then the computation shall be made on the basis of the amounts accruing during such shorter period. As used in Article 19.04 (a) (1) and (2), above, the "worth at the time of award" shall be computed by allowing interest at the highest rate permitted by applicable law (but in no event in excess of 25% per annum). As used in Article 19.04 (a) (3), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

       (b) If LESSOR does not elect to terminate this Lease on account of any default by LESSEE, LESSOR may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

       (c) Whether or not LESSOR elects to terminate this Lease on account of any default by LESSEE, LESSOR shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by LESSEE and affecting the Premises or may, in LESSOR'S sole discretion, succeed to LESSEE'S interest in such subleases, licenses, concessions or arrangements. In the event of LESSOR'S election to succeed to LESSEE'S interest in any such subleases, licenses, concessions or arrangements, LESSEE shall, as of the date of notice by LESSOR of such election, have no further right to or interest in the Rent or other consideration receivable thereunder.

19.05 Surrender of Premises Under the expiration of the Term of this Lease, or upon any earlier termination of this Lease, LESSEE shall, subject to the provisions of this Article 19.00, quit and surrender possession of the Premises to LESSOR in as good order and condition as when LESSEE took possession and as thereafter improved by LESSOR and/or LESSEE, reasonable wear and tear and repairs which are specifically made the responsibility of LESSOR hereunder excepted. Upon such expiration or termination, LESSEE shall, without expense to LESSOR, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, movable partitions and other articles of personal property owned by LESSEE or installed or placed by LESSEE at its expense in the Premises, and such similar articles of any other persons claiming under LESSEE, as LESSOR may, in its sole discretion, require to be removed, and LESSEE shall repair at its own expense all damage to the Premises and Building resulting from such removal.

19.06 Disposition of Personal Property Whenever LESSOR shall re-enter the Premises as provided in this Lease, any personal property of LESSEE not removed by LESSEE upon the expiration of the Term of this Lease, or within 48 hours after a termination by reason of LESSEE'S default as provided in this Lease, shall be deemed abandoned by LESSEE and may be disposed of by LESSOR in accordance with Sections 1980 through 1991 of the California Civil Code and Section 1174 of the California Code of Civil Procedure, or in accordance with any laws or judicial decisions which may supplement or supplant those provisions from time to time.

19.07 Remedies Cumulative No reference to nor exercise of any specific right or remedy by LESSOR shall prejudice or preclude LESSOR from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but LESSOR may from time to time exercise any one or more of such remedies independently or in combination.

                         ARTICLE 20.00  MISCELLANEOUS

20.01 Relationship of Parties Nothing contained in this Lease shall create any relationship between the parties hereto other than that of LESSOR and LESSEE, and it is acknowledged and agreed that LESSOR does not in any way or for any purpose become a partner of LESSEE in the conduct of its business, or ajoint venturer or a member of a joint or common enterprise with LESSEE.

20.02 Consent Not Unreasonably Withheld Except as otherwise specifically provided, whenever consent or approval of LESSOR or LESSEE is required under the terms of this Lease such shall not be unreasonably withheld or delayed. LESSEE'S sole remedy if LESSOR unreasonably withholds or delays consent or approval shall be an action for specific performance, and LESSOR shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

20.03 Name of Building LESSOR shall have the right, after 30 days notice to LESSEE, to change the name, number or designation of the Building, during the Term without liability to LESSEE.

20.04 Applicable Law and Construction This Lease shall be governed by and construed under the laws of the jurisdiction in which the Building is located, and its provisions shall be construed as a whole according to their common meaning and not strictly for or against LESSOR or LESSEE. The words LESSOR and LESSEE shall include the plural as well as the singular. If this Lease is executed by more than one LESSEE, LESSEE'S obligations hereunder shall be joint and several obligations of such executing LESSEES. Time is of the essence of this Lease and each of its provisions. The captions of the Articles are included for convenience only, and shall have no effect upon the construction or interpretation of this Lease.

20.05 Entire Agreement If there are any terms and conditions which at the date of execution of this Lease are additional or supplemental to those set out on the first 39 pages and in Exhibits A, B, C, D, such terms and conditions are contained in Exhibit E (if any) attached hereto as part of this Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease. LESSEE acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease. If this Lease is made pursuant to an Offer to Lease, then the term "Lease" in this Article 20.05 shall be deemed to include such Offer to Lease.

20.06 Amendment or Modification Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

20.07 Construed Covenants and Severablilty All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate Article hereof Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

20.08 No Implied Surrender or Waiver No provisions of this Lease shall be deemed to have been waived by LESSOR unless such waiver is in writing signed by LESSOR. LESSOR'S waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. LESSOR'S receipt of Rent with knowledge of a breach by LESSEE of any term or condition of this Lease shall not be deemed a waiver of such breach. LESSOR'S failure to enforce against LESSEE or any other LESSEE in the Building any of the Rules and Regulations made under
       Article 14.00
       shall not be deemed a waiver of such Rules and Regulations. No act or thing done by LESSOR, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by LESSOR. The delivery of keys to any of LESSOR'S agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by LESSEE, or receipt by LESSOR, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as Rent, be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR'S right to recover the balance of such Rent or pursue any other remedy available to LESSOR.

20.09 Successors Bound Except as otherwise specifically provided, the covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

IN THE WITNESS OF THIS LEASE LESSOR and LESSEE have properly executed as of the date set out on page one.



LESSOR:  OXFORD PARK ASSOCIATES

/s/ [illegible]                                     3/3/98
___________________________________                ____________________
ITS GENERAL PARTNER                                DATED



LESSEE:  RAMP NETWORKS, INC.

/s/ Mahesh Veerina                                   2/26/98
___________________________________                ____________________
ITS PRESIDENT, MAHESH VEERINA                      DATED


/s/ Scott Gorton                                     2/26/98
___________________________________                ____________________
ASSISTANT SECRETARY                                DATED

                             OXFORD BUSINESS PARK

                                  EXHIBIT "B"



SECTION 1.00  WORDS AND PHRASES

1.01  Definitions  In the Lease, including this Exhibit

          (a) "Architect" means such firm of professional architects or engineers as Landlord may from time to time engage for preparation of construction drawings for the Building or for general supervision of architectural and engineering aspects and operations thereof and includes any consultant(s) from time to time appointed by Landlord or the Architect whenever such consultant(s) is acting within the scope of this appointment and specialty.

          (b) "Land" means those lands in the City of Santa Clara, California, legally described as:

PARCEL 22, 23, 24, 25, 26, 27, 28 and 29 all inclusive, as shown on Parcel Map filed August 4, 1980 in Book 468 of Maps, pages 38 and 39, Santa Clara County:

Subject to a non-exclusive access easement as shown on the Map hereinabove referred to affecting Parcel 25 and appurtenant to Parcel 14, as shown on Parcel Map filed September 28, 1978 in Book 427 of Maps, pages 14 and 15, Santa Clara County Records;

ALSO subject to an encroachment easement affecting Parcels 22, 25, 27 and 29 for an existing concrete curb, as shown on the Map hereinabove referred to appurtenant to Parcels 13, 14, and 15, as shown on Parcel Map filed September 28, 1978 in Book 427 of Maps, pages 14 and 15, Santa Clara County Records.

          (c) "Project" means at any time the Land then owned by Landlord and all improvements thereon which are part of Oxford Business Park.

          (d) "Building" means the building in which the Premises are located, as named in the Lease and constructed on and including the Land, together with all attendant common, public and service areas thereof.

          (e) "Common Areas" means at any time those portions of the Project which are not leased or designated for lease to tenants but are provided to be used in common by (or by the sublessees, agents, employees, customers, or

          (f) licensees of) Landlord, Tenant, and other tenants of the Project, whether or not the same are open to the general public, and shall include

          (g) any fixtures, chattels, systems decor, signs, facilities, sidewalks, landscaping, driveways, or parking areas contained therein or maintained or used in connection therewith.

          (h) "Rentable Components of the Project" means the Building and such other portions of the Project as from time to time are leased or designated for lease to tenants.

          (h) "Section" means a section of this Exhibit B.

1.02 Normal Business Hours Except as otherwise specifically provided in the Lease, normal business hours for the Building are from 7:00 am until 7:00 p.m., Monday through Friday, unless otherwise stated in the Lease.

SECTION 2.00  DETERMINATION OF OCCUPANCY COSTS

2.01  [was deleted from original copy]

2.02  [was deleted from original copy]

2.03  [was deleted from original copy]

2.04  [was deleted from original copy]

2.05 When Services Are Not Provided Notwithstanding Section 2.03, when and if any service (such as janitor service) which is normally provided by Landlord to tenants of the Building in their premises:

          (a) is not provided by Landlord in the Premises under the specific terms of this Lease, in determining Occupancy Costs for Tenant hereunder the cost of such service (except as it relates to Common Areas) shall be excluded, and

          (b) is not provided by Landlord in a significant portion of the Building, in determining Occupancy Costs for Tenant hereunder the cost of such service shall be divided by the difference between the Square Feet in the Building and the number of square feet (determined on the basis set out in Sections 2.01(c) and 3.00) in the Building in which Landlord does not provide such service.

2.06 Partial Fiscal Year If the Term commences after the beginning of or terminates before the end of a Fiscal Year, any amount payable by Tenant or Landlord under Section 2.02 and 2.07 shall be adjusted proportionately.

2.07  [was deleted from original copy]

2.08  [was deleted from original copy]

2.09 Separate Assessment of Taxes Notwithstanding Sections 2.02 and 2.03, if Taxes for the Land and Building other than those for the Tenant's Improvements and personal property and all other portions of the Land and Building leased or designated for lease to tenants are assessed separately for each tenant by any competent authority:

       (a) the amount payable in respect of the Premises shall be included in Occupancy Costs, and

       (b) the amount payable in respect of the Premises and on all other portions of the Land and Building leased or designated for lease to tenants shall be excluded from Taxes for the purpose of determining Operating Cost.

SECTION 3.00  LOADING AND UNLOADING

3.01 The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of whatsoever nature to or from the Premises and all loading, unloading, and handling thereof shall be done only at such times, in such areas, by such means, and through such elevators, entrances, malls, and corridors as are designated by Landlord.

3.02 Landlord accepts no liability and is hereby relieved and released by Tenant in respect of the operation of delivery facilities for the Building, or the adequacy thereof, or of the acts or omissions of any person or persons engaged in the operation thereof, or in the acceptance, holding, handling, delivery or dispatch, or failure of any acceptance, holding handling or dispatch, or any error, negligence or delay therein.

3.03 Landlord may from time to time make and amend regulations for the orderly and efficient operation of the delivery facilities for the Building, and may require the payment of reasonable and equitable charges for delivery services and demurrage provided by the Landlord.

                             OXFORD BUSINESS PARK

                       EXHIBIT "C" RULES AND REGULATIONS




1. Security Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

2. Locks Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements therefor to meet the bona fide requirements of Tenant. In these rules "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. If with Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system:

     (a) Landlord, without abatement of Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas, which require access thereto,

     (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency, and

     (c) Tenant shall at the end of the Term and at Landlord's request remove such lock(s) at Tenant's expense.

3. Return of Keys At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and Premises, which are in possession of Tenant.

4. Windows Tenant shall observe Landlord's rules with respect to maintaining window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers or other materials on or at any window in the Premises without Landlord's prior written consent. Tenant shall ensure that window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

5. Repair, Maintenance, Alterations and Improvements Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Park and Building.

6. Water Fixtures Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.

7. Personal Use of Premises The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

8. Heavy Articles Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

9. Carpet Pads In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant shall at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

10. Bicycles, Animals Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

11. Deliveries Tenant shall ensure that deliveries of materials and supplies to the Premises are made through such entrances, elevators, and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

12. Furniture and Equipment Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

13. Solicitations Landlord reserves the right to restrict or prohibit canvassing, soliciting, or peddling in the Building.

14. Food and Beverages Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving or distribution of food or beverages.

15. Obstructions Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells, or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

16. Dangerous or Immoral Activities Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

17.  Proper Conduct   Tenant shall not conduct itself in any manner which is
inconsistent with the character of the Building as a first quality building or which will impair the comfort and convenience of other tenants in the Building.

18. Employees, Agents and Invitees In these Rules and Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

                EXHIBIT "D"  SUPPLEMENTAL TERMS AND CONDITIONS


ARTICLE 21.00  COST OF LIVING ADJUSTMENTS

21.01 Adjustment of Annual Rent On each Anniversary Date, Annual Rent shall be increased for the next twelve month period by an amount determined by multiplying the Base Rent Schedule for the current year times the Inflation Factor, and each monthly installment of Annual Rent shall be increased in the same proportions. The annual inflation factor shall be six (.06%) percent.

21.02 Calculation and Notice by Landlord. Landlord shall calculate the increase in the amount of Annual Rent and of the monthly installments of Annual Rent in accordance with this Article 21.00, and shall give notice thereof to Tenant (together with a statement of the calculations supporting the increase) not less than twenty days prior to the Anniversary Date on which that increase becomes effective. Tenant shall thereafter pay the adjusted amounts in accordance with Article 4.01.

21.03 Failure to Give Notice Any delay or failure by Landlord to give timely notice to Tenant of an increase in Annual Rent as provided in Article 21.02 shall not affect the obligation of Tenant to pay Annual Rent as provided herein.

21.04 Example An example of an adjustment in Annual Rent under this Article is:

          Index for the 14th month prior
          to the Anniversary Date                        100

          Index for the 2nd month prior
          to the Anniversary Date                        107

          Inflation Factor                               107 = 1.07-1 = 07
                                                             ---
                                                             100

          Annual Rent Payable                            17,500.00

          Increase 17,500.00 x .07 =                     1,225.00

          Increased Annual Rent                          18,725.00

21.05  Definitions In this Article

          "Anniversary Date" means a date during the Term, which is the first or any subsequent anniversary of the Commencement Date.

          "Inflation Factor" means the percentage for any Anniversary Date determined by dividing the Index for the second month prior to the Anniversary Date by the Index for the fourteenth month prior to that Anniversary Date. The annual inflation factor shall be six (.06%) percent.

ARTICLE 22.00  FIRST MONTH'S RENT AND SECURITY DEPOSIT'

22.01  [was deleted from original copy]

22.02 Security Deposit Tenant shall deposit with Landlord upon the execution of this Lease the sum of ONE HUNDRED AND SEVENTY SIX THOUSAND EIGHT HUNDRED AND TEN ($176,810.00) DOLLARS as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the deposit for the payment of Rent or for the payment of any other sum for which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage resulting therefrom. If Landlord so uses or applies all or any portion of the deposit, Tenant shall, within ten days after notice thereof; deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount. The security deposit will be refunded to lessee within thirty days of LESSEE'S move-out subject to any obligations herein contained. The security deposit will be applied towards rent if and only if LESSOR goes bankrupt. Otherwise, in on other situation is this security deposit to be used as nor construed as rent.

The security deposit is payable as stated below:

    [ ] $ 58,937.00 is due upon execution of this Lease of Office Space.
    [ ] $117,873.00 is due on June 1, 1998 or the Date of Occupancy of any floor or portion thereof, whichever date occurs later.

ARTICLE 23.00  MAINTENANCE, REPAIR, REPLACEMENT - ADDITIONAL
PROVISIONS

23.01  Repairs  The following is added to Article 6.04 of the Lease:

(1) Tenant waives arid releases its right to make repairs at Landlord's expense under Section 1942 (a) of the California Civil Code and the provisions of
Section 1932 (1) of the California Civil Code or any other applicable law, statute or ordinance.

ARTICLE 24.00  LATE CHARGES

24.01 Late Charges A Late Charge of 10% of the current monthly rent amount will be assessed on all monthly rental payments not received by the 5th of each and every month that rent is delinquent.

ARTICLE 25.00  TENANT IMPROVEMENTS

25.01 Tenant Improvements Prior to the effective date of the Definitive Lease of Office Space Agreement, and no later than April 1, 1998 unless mutually agreed by both parties, Oxford and Ramp Networks, Inc., will agree upon the detailed improvements to be made to the building by Oxford prior to occupancy by Ramp Networks, Inc. In return for the full service rent specified above, Oxford will provide standard interior office/R&D improvements, making the building ready for occupancy in keeping with the standard of the Ramp Networks, Inc.'s offices currently located at Oxford Business Park. Ramp Networks, Inc. will provide to Oxford the office design and floor plan to be used in making these improvements. In addition, Ramp Networks, Inc. may request improvements over and above the Oxford Business Park standard provided Ramp Networks, Inc. funds these additional improvements. At Ramp Networks, Inc.'s option, these additional improvements may be amortized over the lease term, as an additional payment to rent.

As soon as possible after the execution of this Memorandum of Understanding, but in no event later than February 21, 1998, Ramp Networks, Inc. will provide to Oxford a detailed layout/floor-plan and design, consistent with the above.

ARTICLE 26.00  OPINION TO EXTEND THE LEASE TERM

26.01 Lease Term Extension. The Lessor hereby grants the Lessee a right to extend the Lease term for an additional three or five years, at Ramp Network Inc.'s election, provided notice is provided to Oxford Park Associates at lease six (6) months prior to the end of the initial lease term, i.e. January 31, 2004, or the Lease Commencement date as determined in Section 3.01, Term. The rent for any subsequent lease term will be that of the sixth year of the initial lease term with an increase of six (6%) percent, or $125,403.80 per month. Thereafter, monthly rent shall be adjusted by six percent on each anniversary date of this lease.

The renewal option is subject however to the condition that said lease be not in default under any term, provision, covenant or condition of this lease at the expiration of the original term of this lease, and subject, further to the condition that the expiration of the original term of this lease, the Lessee is occupying the demised premises.

ARTICLE 27.00  OPTION ON HI AND H2 BUILDING

27.01 Option on H1 and H2 Building. Should the Lessor, during the term of this agreement, elect to expand the building currently known as HI and H2, Lessee shall have the option to obtain Additional Area in this building. Lessor shall give written notice to Lessee, and Lessee shall within ten (10) business days following receipt of such notice, give written notice to Lessor indicating whether or not Lessee elects to expand into the afore-mentioned space. If Lessee fails to give Lessor written notice of its intent to add or not add additional space in building H1 and H2, Lessee shall be deemed to have waived its right to add any additional space in the H1 and H2 building to its premises.

Upon Lessee's exercising of such option, the Additional Area shall become part of the Premises, subject to all of the terms and conditions of this lease, except the Base Monthly Rent payable hereunder shall be increased in proportion to the increase in the rentable square footage of the Premises, and the security deposit shall be increased respectively.

However, if such construction does not take place, Oxford Park Associates and Ramp Networks, Inc. hereby agree this option is of no further force or effect. It is also agreed that there is no obligation on Lessor's behalf, to begin construction on the H1 and H2 building.

It is expressly agreed by and between the parties hereto that time is of the essence in giving of said notice.

ARTICLE 28.00  PARKING

28.01 Parking. Oxford will provide Ramp Networks, Inc. with ten (10) reserved parking spaces located in front of 3100 De La Cruz Boulevard, subject to Santa Clara County restrictions. Oxford cannot guarantee that other Oxford tenants will refrain from ever using these ten reserved spaces. Additional parking spaces throughout the Park for common use by Ramp Networks, Inc.'s will be in compliance with the City of Santa Clara requirements, and this additional parking is not for the exclusive use of Lessee.

ARTICLE 29.00  BROKERS

29.01 Brokers. Ramp Networks, Inc. warrants it is not represented by a broker in this Lease of Office Space, and that no broker was involved in any discussions pertaining to this lease. If a claim is made by any broker stated to represent Lessee, Lessee agrees to indemnify and hold Oxford Park Associates harmless if tenant's party makes a claim for broker's, finder's, and/or legal fees incurred, if any, to contest a Broker's claim.

Lessee acknowledges that its execution of this Lease of Office Space was not in reliance upon any information, which Lessee may have been provided, or any representations, which may have been made, by any real estate broker. Lessee represents and warrants that Lessee knows of no Lessee party, representative, or agent who is or might be entitled to a commission, finder's fee or other like payment in connection herewith, except as provided herein, and Lessee agrees to indemnify and hold Lessor free and harmless for and against any and all loss, liability and expense including, all legal fees that Lessor may incur if Lessee's party makes a claim for commission, finder's fee or other like payment.

ARTICLE 30.00  NETWORK CABLE

30.01 Network Cable. Oxford hereby agrees to permit Ramp Networks, Inc. to extend networking cable between the 3160, 3170, 3180 buildings in order to provide telephony and networking services to Ramp Networks, Inc. current offices. This network cabling shall be installed either roof to roof, or via underground cable, subject to the cable having an acceptable appearance to Lessor.

It is understood any and all costs incurred with the placement and removal of said network cable shall be at the sole expense of the Lessee, including any and all permits necessary to perform this work.

On or by February 25, 1998, Ramp Networks, Inc. hereby agrees to furnish Lessor with a letter indicating the extent of the cable work, and also indicating that this cabling shall be removed once Ramp moves into the new location at 3100 De La Cruz Boulevard. Any and all changes to the Park caused due to the addition of this cable shall be rectified within ten days of the cable's removal, and Lessor and Lessee shall sign off on this work. Lessee shall also provide Lessor with their cabling contractor's proof of worker's compensation and insurance certificate, naming Lessor as additional insured.

ARTICLE 31.00  ARBITRATION OF DISPUTES

30.01 Arbitration of Disputes: EACH PARTY TO THIS AGREEMENT AND TO ANY PART OF THIS AGREEMENT AND FOR ANY CONDITIONS OF THIS AGREEMENT, WHETHER EXPRESSED OR IMPLIED, INDEPENDENTLY AND COLLECTIVELY, WAVE ANY RIGHT TO SEEK LEGAL REDRESS AGAINST THE OTHER(S). ALL PARTIES TO THIS AGREEMENT AGREE TO SUBMIT ANY AREA(S) OF DISPUTE TO ARBITRATION AND TO ABIDE BY THE DECISION OF THE ARBITERS. IN THE EVENT OF A DISPUTE/LEGAL ACTION, ALL PARTIES AGREE TO PAY HIS, HER OR THEIR LEGAL COSTS AND EXPENSES AND TO WAIVE ANY RIGHT TO PURSUE COLLECTION OF THE SAME FROM THE OTHER(S).

In the event that (i) either party cannot mutually agree as to any matter hereunder and, (ii) the Lease specifically provides for arbitration with respect to such matter, pursuant to the provisions of this Article 31, the controversy shall be determined by arbitration conducted in Santa Clara County, California by three arbitrators to be appointed for that purpose as follows:

(a) Within ten (10) business days after notice by either party to the other requesting arbitration, one arbitrator shall be appointed by each party. Notice of such appointment when made, shall be given by each party to the other.
(b) The two arbitrators shall forthwith choose a third arbitrator to act with them. If they fail to select a third arbitrator within twenty business (20) days of their appointment, upon application of either party the third arbitrator shall be promptly appointed by the then presiding judge of the Superior Court of California, in and for the County of Santa Clara, acting in his individual and not official capacity. The party making such application to such judge shall give the other party to this Lease five (5) days notice of his/her application.
(c) The arbitrator shall proceed with due dispatch. The decision of any two of the three arbitrators shall be binding, final and conclusive on the parties to this Lease. Such decision shall be in writing and delivered to the parties, and shall be in such form that a judgement may be entered on the decision in the Superior Court of the State of California, in and for the County of Santa Clara.

(d) If either party fails to appoint an arbitrator as provided in this Article 31, the decision of the single arbitrator appointed shall be binding, final and conclusive on the parties to this Lease. Such decision shall be in writing an delivered to the parties, and shall be in such form that a judgement may be entered on the decision in the Superior Court of California, in and for the County of Santa Clara.
(e) In reaching their decision, the arbitrators shall use such definitions as are set forth in this Lease. Only persons knowledgeable and experienced in the matters in controversy shall be selected as arbitrators. The expense of any such arbitration shall be borne as the arbitrators direct.
(f) All controversies to be arbitrated under this Lease shall be arbitrated in accordance with the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of California Code of Civil Procedure (The "Act") to the extent the Act is not inconsistent with the provision of this Article 29.

NOTICE: BY INITIALING THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OF JURY TRIAL.

BY SIGNING AND INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE ARBITRATION OF DISPUTES PROVISION TO NEUTRAL ARBITRATION.


LESSOR'S SIGNATURE:  OXFORD PARK ASSOCIATES

/s/ [illegible]                                    3/3/98
_______________________________                    ______________________
ITS GENERAL PARTNER                                DATED


LESSOR'S INITIALS: /s/ [illegible]
                  --------------------


LESSEE'S SIGNATURE:  RAMP NETWORKS, INC.

/s/ Mahesh Veerina                                 2/26/98
_______________________________                    ______________________
ITS PRESIDENT, MAHESH VEERINA                      DATED


PRESIDENT'S INITIALS: /s/ MV
                     ----------

/s/ Scott Gorton                                   2/26/98
_______________________________                    ______________________
ASSISTANT SECRETARY                                DATED

SECRETARY'S INITIALS: /s/ WSG
                     ----------

                             OXFORD BUSINESS PARK

                 EXHIBIT "E" TENANT ESTOPPEL, ATTORNMENT AND
                           NONDISTURBANCE AGREEMENT



This TENANT ESTOPPEL, ATTORNMENT AND NONDISTRURBANCE AGREEMENT ("Agreement"), dated FEBRUARY 23, 1998 is made by OXFORD PARK ASSOCIATES, a California Partnership (the "Landlord"), RAMP NETWORKS, INC. (the "Tenant"), and _______________________________________________ a banking association (the
"Lender").

1. Preliminary Statement. The Landlord is the owner of the real property known as 3100 DE LA CRUZ BOULEVARD, SANTA CLARA, CA 95054 a legal description of which is attached hereto as Exhibit "A" (the "Property"). Pursuant to a lease dated FEBRUARY 23, 1998 (such lease, as it may from time to time be supplemented, modified, amended, renewed and extended, being referred to herein as the "Lease"), the Tenant has leased or agreed to lease from the Landlord that portion of the Property known as 3100 DE LA CRUZ BOULEVARD, SANTA CLARA, CALIFORNIA (the "Leased Premises"). The Tenant is operating or intends to operate a business at the Leased Premises under the name of RAMP NETWORKS, INC. The Tenant has been informed that the Bank has made or proposed to make a loan to the Landlord, and that the Landlord has executed or intends to execute in favor of the Bank a deed of trust covering the Property (the "Trust Deed") and an assignment of all leases affecting the Property. The parties desire to enter into this Agreement in order to clarify and confirm various matters relating to the Lease.

2. Tenant Estoppel. The Tenant hereby certifies and agrees, for the benefit of the Lender, as follows:

(a) A complete copy of the Lease, including all supplements, modifications, amendments, renewals and extensions thereof, are attached hereto as Exhibit "B". Except as otherwise set forth in Exhibit "C" hereto: (i) the Lease is the only agreement between the Landlord and the Tenant with respect to the Leased Premises, is in full force and effect and binding on the Tenant, and has not been supplemented, modified, amended, renewed or extended; (ii) (check whichever is applicable) _____ the Tenant is currently in possession of the Leased Premises (or is obligated to take possession on or before AUGUST 1, 1998), and all improvements to the Leased Premises required by the terms of the Lease to be completed by the Landlord have been completed and accepted to the satisfaction of the Tenant, and pursuant to building being deemed ready for occupancy when Landlord agrees that all Tenant improvements have been substantially completed and the building is in a state suitable for Tenant's normal business activities. Tenant shall not unreasonably withhold its consent regarding the building's substantial readiness for lessee's occupancy, and the Tenant is obligated to take possession of the Leased Premises upon completion of all improvements required to be completed by the Landlord under the term of the Lease; (iii) the Tenant has not sublet the Leased Premises or assigned, transferred or encumbered any interest in the Lease; (iv) the Tenant is in complete compliance with its obligations under the Lease and not in breach or default thereunder (and no event or condition exists which, with the giving of notice and/or the passage of time, could become such a breach or default);
(v) to the best knowledge of the Tenant, the Landlord is in compliance with its obligations under the Lease, has satisfied all conditions on its part to be satisfied thereunder, and is not in breach or default thereunder (and no event or condition exists which, with the giving of notice and/or the passage of time, could become such a breach or default), and the Tenant has no claims, offsets or defenses to the enforcement of the Lease or to the payment of rent due or to become due or the performance of any other obligations on its part to be performed thereunder; (vi) the Tenant is not aware of any previous assignment of, or lien on, the Landlord's interest in the Lease or any rent or other amounts due or to become due thereunder; (vii) no disputes between the Landlord and the Tenant with respect to the Leased Premises are presently pending; (viii) to the best knowledge of the Tenant, the Leased Premises are in good condition and repair; and (ix) no bankruptcy, insolvency or similar proceedings of any nature are presently pending against the Tenant.

(b) The current term of the Lease (including any extension options, which have been exercised by the Tenant prior to the date hereof) extends through July 31, 2004, (or, if applicable, through the date which are 72 months after August 1,
1998). Except as otherwise set forth in Exhibit "C" hereto, the Tenant has no rights or interests in or with respect to the Property other than those set forth in the Lease, and no right or option (i) to further extend the term of the Lease, (ii) to cancel or terminate the Lease prior to the expiration of the current term (except in accordance with the terms of the Lease for breach or default by the Landlord, (iii) to lease any other portion of the Property, or
(iv) to purchase or otherwise acquire any interest in the Property. (c) The Leased Premises contain approximately 42,097.50 square feet. Base rent under the Lease is currently payable (or, if applicable, the Initial base rent under the Lease will become payable commencing on August 1, 1998) in the amount of (see Rent Schedule in Lease Document dated February 13, 1998, Article 4.00 Rent and Occupancy Costs per annum, payable monthly in advance. Rent under the Lease has been paid by the Tenant for and through the period ending NO RENT PAID AS
                                                               ---------------
OF FEBRUARY 23 1998.  Except as otherwise set forth in Exhibit "C" hereto, no
-------------------
payment of rent has been made in respect of subsequent periods, no prepayments or deposit has been made to cover or apply to future rent or other amounts payable under the Lease or for security purposes, and the Tenant is not entitled to possession of the Leased Premises for any period on a "rent free" or "reduced rent" basis or to any similar credits or concessions. All rent and other amounts payable by the Tenant under the Lease are payable in cash and all such amounts payable prior to the date hereof have been so paid. (d) The Tenant consents to the assignment of the Lease by the Landlord to the Bank, and agrees that, unless the Bank otherwise consents in writing: (i) the Tenant will continue to comply with its obligations under the Lease; (ii) no rent or other amounts payable under the Lease will be paid more than 30 days in advance of the date when due; and (iii) upon receipt by the Tenant of written request by the Bank at any time, the Tenant shall pay all rent and other amounts due and to become due under the Lease to the Bank may otherwise request without asserting any claim, offset or defense that the Tenant may have against the Landlord (subject, however, to completion of any improvements to be completed by the Landlord under the Lease and to the right of the Tenant to terminate the Lease in accordance with the terms for breach or default by the Landlord).

3. Attornment. In the event that the Landlord's interest in the Property is acquired by any purchaser or transferee (including the Bank) at any foreclosure sale under the Trust Deed or by conveyance in lieu of such foreclosure, or by any transferee off any such purchaser or transferee (each such purchaser or transferee being referred to herein as a "Transferee"), the Tenant shall remain obligated to the Transferee under the terms of the Lease for the balance of the term thereof and shall be deemed to have attorned to such Transferee under the terms of the Lease, such attornment to be effective and self-operative without notice and without the execution of any further instruments or agreements, provided that the Tenant shall, upon written request of any such Transferee, promptly confirm such in writing and, if so requested by the Transferee, shall enter into a new lease with the Transferee for the balance of the term remaining under the Lease on the same terms and conditions as those set forth in the Lease.

4. Nondisturbance. In the event of a foreclosure sale under the Trust Deed or conveyance in lieu of such foreclosure, so long as there shall not then exist any breach or default on the part of the Tenant under the Lease, or any event or condition which, with the giving of notice and/or the passage of time, could become such a breach or default, or any other event that would permit the Tenant's leasehold interest under the Lease to be terminated, and subject to compliance by the Tenant with the terms hereof,

(a) the Tenant's right to possession of the Leased Premises and leasehold interest under the Lease shall not be disturbed and shall continue in effect, and
(b) the purchaser or transferee shall recognize and accept the Tenant as tenant under the terms of the Lease, in each case subject to the terms, requirements and provisions of the Lease and those set forth herein.

5. Default by the Landlord. Upon the occurrence of any breach or default on the part of the Landlord under the Lease or any other event that would permit early termination of the Lease by the Tenant, the Tenant shall promptly (and in any event not later than the time that notice thereof is given by the Tenant to the Landlord) given written notice to the Bank specifying the nature of such breach, default or other event and the action, if any, that the Tenant proposes to take with respect thereto. The Bank shall have the right (but not the obligation) to cure any such breach, default or other event at any time prior to the termination of the Lease by the Tenant. Anything contained herein or in the Lease to the contrary notwithstanding, (a) the Tenant shall not declare a termination of the Lease as a result of any such breach, default or other event unless, within 30 days after the expiration of the time period provided in the Lease for the cure thereof by the Landlord or the Bank's receipt of notice thereof from the Tenant (whichever is later), the Bank shall have failed to cause such breach, default or other event to be cured or, if the same cannot reasonably be cured by the Bank within such 30-day period, the Bank shall have failed to commence action within 30-day period to cause the same to be cured or thereafter shall fail to pursue such cure with diligence, and (b) the Tenant shall in no event terminate the Lease as a result of any breach, default or other event, which relates solely to the financial condition, status or condition of the Landlord. Except for a termination of the Lease arising by reason of the

Bank's failure to cause any breach, default or other event to be cured as set forth above, the Tenant shall not terminate or permit any termination of the Lease prior to the expiration of the term then remaining under the Lease without the prior written consent of the Bank.

6. Assignment and Amendments. Unless the Bank otherwise consents in writing, the Tenant shall not sublease the Leased Premises, or assign, transfer or encumber any interest in the Lease, or permit or agree to any supplement, modification, amendment, renewal, extension or subordination of the Lease, or accept any waiver from the Landlord thereunder, except that the requirements of this sentence shall not apply to the exercise of any extension option by the Tenant in accordance with the terms of the Lease.

7.  Rights and Obligations of the Bank and Transferees.   Anything contained
herein or in the Lease to the contrary notwithstanding, neither the Bank nor any Transferee shall be liable for, or subject to, (a) any obligations of the Landlord under the Lease, or any breach or default or other act or omission of the Landlord thereunder, (b) any claim, offset or defense which the Tenant may have against the Landlord, or (c) the return of any sums which the Tenant may have paid to the Landlord as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually received by the Bank or such Transferee. Nothing contained in the Lease or this Agreement shall (i) relieve the Landlord from any obligations of the Landlord under this Lease, or
(ii) impose any liability on the Bank or any affiliate of the Bank or obligate the Bank or any such affiliate to perform any of the Landlord's obligations under the Lease except to the extent that such liability or obligations are expressly assumed by the Bank or such affiliate (as the case may be) in writing. If the Bank or any affiliate of the Bank, by succeeding to the interest of the Landlord in the Property or under the Lease, should at any time become obligated to perform the covenants of the Landlord under the Lease, then, upon any further transfer of the Property or the Lease by the Bank or any such affiliate, all of such obligations shall terminate as to the bank or such affiliate (as the case may be). Under no circumstances shall the Bank or any affiliate of the Bank become obligated to cure any breach or default by the Landlord under the Lease, nor shall the Bank or any such affiliate or any Transferee be bound by (A) any rent or other amounts paid under the Lease by the Tenant more than 30 days in advance of the date when due, or (B) any supplements, modifications, amendments, renewals, extensions or waivers not permitted by Section 6 above. Subject to
Section 5 hereof, nothing contained herein shall limit the right of the Tenant to terminate the Lease in accordance with the terms thereof as against any Transferee as a result of any breach or default in the performance of any the Landlord's obligations under the Lease which occurs during such Transferee's ownership of the Property.

8. Notices. All notices required or permitted to be given pursuant to the provisions hereof shall be in writing and mailed or delivered to the appropriate address set forth below (or at such other address as may be designated by any party in a written notice sent to the other parties).

        TO LESSOR:      OXFORD PARK ASSOCIATES
                        2001 UNION STREET, #300
                        SAN FRANCISCO, CA 94123

        TO LESSEE:      RAMP NETWORKS, INC.
                        3100 DE LA CRUZ BOULEVARD
                        SANTA CLARA, CA 95054

9. Miscellaneous. This Agreement shall remain in effect until released in writing by the Bank. No supplement to, modification or amendment of, or waiver or consent under, any provision of this Agreement shall be effective unless in writing and signed by the Bank. This Agreement shall be binding on and inure to the benefit of each of the parties and their respective successors and assigns, except that neither the Landlord nor the Tenant shall have the right to assign any interest under this Agreement without the prior written consent of the Bank. Each party to this agreement and to any part of this agreement and for any conditions of this agreement, whether expressed or implied, independently and collectively, waive any right to seek legal redress against the other(s). All parties to this agreement agree to submit any area(s) of dispute to arbitration and to abide by the decision of the arbiters. In the event of a dispute/legal action, all parties agree to pay his, her or their legal costs and expense and to waive any right to pursue collection of the same from the other(s).

"TENANT"                              Tenant's Address

RAMP NETWORKS, INC.                   RAMP NETWORKS, INC.
                                      3100 DE LA CRUZ BOULEVARD
                                      SANTA CLARA, CA 95054

By /s/ Mahesh Veerina
  -----------------------------
ITS PRESIDENT, MAHESH VEERINA


By /s/ Scott Gorton
  -----------------------------
ASSISTANT SECRETARY



"BANK":                               Bank's Address


_______________________________       C/O

By
  -----------------------------


Title: ________________________

ACKNOWLEDGED AND AGREED TO:
--------------------------

"LANDLORD": OXFORD PARK ASSOCIATES    Landlord's Address:

                                      OXFORD PARK ASSOCIATES
                                      2001 Union Street, Suite 300
                                      San Francisco, California 94123

By:  /s/ [illegible]
   ----------------------------

                             ESTOPPEL EXHIBIT "A"



REAL property situated in the City of Santa Clara, County of Santa Clara, State of California, and description as follows:

Parcels 22, 23, 24, 25, 26, 27, 28 and 29, as shown on Parcel Map filed August 4, 1980 in Book 468 of Maps, pages 38 and 39, Santa Clara County Records.

                             ESTOPPEL EXHIBIT "B"



LEASE DOCUMENTS
---------------

The LESSOR will transmit a copy of the Lease Documents and any subsequent Lease Addenda to the BANK directly.

                              ESTOPPEL EXHIBIT "C"



FIRST INSTALLMENT

The amount of the Security Deposit on hold by the LESSOR is $___________________ and was received on ______________________ via check #__________. Appended is a photocopy of said check.


SECOND INSTALLMENT

The amount of the Security Deposit on hold by the LESSOR is $___________________ and was received on _________________________ via check # _______. Appended is a photocopy of said check.